                                         SECURITIES AND EXCHANGE COMMISSION
                                                WASHINGTON, DC 20549

                                                      FORM 8-K
                                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of report (Date of earliest event reported): July 31, 2002

                                           NAVISTAR FINANCIAL CORPORATION
                               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 DELAWARE                               1-2472404                            36-2472404
     (State or other jurisdiction of             (Commission File Number)         (IRS Employer Identification No.)
              incorporation)

                                                 2850 West Golf Road
                                           Rolling Meadows, Illinois 60008

                            (Address of Principal Executive Offices, including Zip Code)

                                                   (847) 734-4000

                                (Registrant's Telephone Number, Including Area Code)

                                                   Not Applicable

                            (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

         On July 31, 2002, Truck Retail Instalment Paper Corp.  ("TRIP"),  a wholly-owned special purpose subsidiary of the Registrant, entered into a supplement to (i) the Indenture,  dated October 16, 2000, among TRIP and The Bank of New York  ("BankNY"),  as Indenture
Trustee,  as  supplemented  by the Series 2000-1  Supplement to the  Indenture,  dated  October 16, 2000,  between TRIP and BankNY,  as further  supplemented  by  Supplement  No. 1 to  Indenture,  dated as of July 24,  2001,  among TRIP and BankNY (as  supplemented,  the
"Indenture"),  and (ii) the Trust  Agreement,  dated as of October  16,  2000,  among  Harco  Leasing  Company,  as Grantor and Initial
Beneficiary,  Bank One, National Association,  as General Interest Trustee, Bank One Delaware, Inc. and Bank One, National Association,
as Portfolio  Trustee (the  "Portfolio  Supplement"),  in each case relating to its  $475,000,000  Floating Rate Class A Notes,  Series
2000-1, and $25,000,000 Floating Rate Class B Notes, Series 2000-1.

         The principal  purposes of the  supplements  to the Indenture and Portfolio  Supplement  were to, among other things,  cure an ambiguity in the  definitions of "Receivable  Sale Closing  Condition,"  "Series  2000-1 Loss Reserve  Specified  Balance" and "Reserve
Account  Trigger Event,"  correct one aspect of the definition of "Series 2000-1 Loss Reserve  Specified  Balance" that is inconsistent with other  terms in the  Series  2000-1  Supplement,  and  correct  one aspect of Section  10.3 of the  Portfolio  Supplement  that is inconsistent with other terms in the Basic Documents.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)      Exhibits

              10.1    Supplement  No. 2 to Indenture,  dated as of July 31, 2002, is by and among Truck Retail  Instalment  Paper Corp.
                      and The Bank of New York, a New York banking corporation, as Indenture Trustee.

              10.2    Supplement  No. 1 to the Trust  Agreement,  dated as of July 31,  2002,  among Harco  Leasing  Company,  Inc.,  a
                      Delaware  corporation,  as Grantor and Initial Beneficiary,  Bank One, National  Association,  a national banking association,  Bank One Delaware,  Inc., a Delaware corporation  (formerly known as First Chicago Delaware,  Inc.)
                      and Bank One, National Association, as Portfolio Trustee with respect to the Series 2000-1 Portfolio Interest.

                                                              SIGNATURES

         According to the  requirements  of the  Securities  Exchange  Act of 1934,  the  Registrant  has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on November 27, 2002.

                                                              NAVISTAR FINANCIAL CORPORATION

Date:  November 27, 2002                                      By:  /s/ Ronald D. Markle
                                                              Name: Ronald D. Markle
                                                              Its:  Vice President and Controller

Supplement to Trust Agreement- Final.doc

                                              SUPPLEMENT NO. 1 TO THE
                                                  TRUST AGREEMENT

         SUPPLEMENT  NO. 1 TO THE TRUST  AGREEMENT  (as amended from time to time,  this  "Portfolio  Supplement"), dated as of July 31,  2002,  among HARCO  LEASING  COMPANY,  INC., a Delaware  corporation,  as Grantor and Initial
Beneficiary ("Harco Leasing"),  BANK ONE, NATIONAL  ASSOCIATION,  a national banking association (in such capacity, together  with any successor or permitted  assign,  the "General  Interest  Trustee"),  BANK ONE DELAWARE,  INC., a
Delaware  corporation  (formerly  known as First  Chicago  Delaware,  Inc.) (in such  capacity,  together  with any successor or permitted assign,  "Delaware Trustee") and BANK ONE, NATIONAL  ASSOCIATION,  as Portfolio Trustee with respect to the Series
2000-1  Portfolio  Interest  (in such  capacity,  together  with any  successor or  permitted  assign,  "Portfolio
Trustee").  Capitalized  terms used but not otherwise  defined  herein shall have the meaning given to such term in the Trust Agreement (hereinafter defined).

                                                     RECITALS

         WHEREAS,  Harco  Leasing,  the General  Interest  Trustee and the  Delaware  Trustee have entered into the
Trust  Agreement,  dated as of April 15, 1999, as amended and supplement by the Supplement to the Trust  Agreement, dated as of October 16, 2000 (the "Portfolio  Supplement"),  between Harco Leasing,  the General Interest  Trustee, the Delaware Trustee and the Portfolio Trustee (as amended and supplemented, the "Trust Agreement");

         WHEREAS,  the  parties  hereto  desire to  supplement  and amend  the  terms of the  Trust  Agreement  and
Portfolio  Supplement  in order  to  correct  one  aspect  of  Section  10.3 of the  Portfolio  Supplement  that is inconsistent with other terms in the Basic Documents; and

         WHEREAS the General  Interest  Trustee has been directed to enter into this Supplement by the Requisite GI
Holder.

                                                    AGREEMENTS

         NOW THEREFORE,  in  consideration  of the premises and the mutual  covenants  herein  contained and in the
Trust Agreement,  the parties hereto agree to the following supplemental  obligations and provisions with regard to such Portfolio Interest:

Section 1.            Amendments to the Portfolio  Supplement.  Section 10.3 of the Portfolio  Supplement is hereby amended and restated as follows:

         "SECTION 10.3     Re-allocation  of TRIP  Portfolio  Assets.  If any TRIP  Portfolio  Assets  are
         properly  sold,  transferred,  assigned or delivered to any person  (including  the holder of the
         General  Interest)  by the  Holder  of the TRIP  Portfolio  Certificate,  the  Holder of the TRIP
         Portfolio  Certificate  may instruct the General  Interest  Trustee to, and the General  Interest
         Trustee  shall,  at the direction of the Holder of the TRIP  Portfolio  Certificate,  re-allocate such  TRIP  Portfolio  Assets to an  appropriate  Portfolio  Interest  or the  General  Interest, subject to the terms and conditions of the Trust Agreement and this Portfolio Supplement."

Section 2.        Instruments  to  be  Read  Together.   This   Supplement  is  a  trust   supplement  to,  and  in
implementation of the Trust Agreement.  The Trust Agreement,  the Portfolio  Supplement,  and this supplement shall henceforth be read together.

Section 3.        Confirmation.  The Trust Agreement,  as amended and  supplemented by this  Supplement,  is in all respects confirmed and preserved.

Section 4.        Governing  Law. This  Supplement  shall be created under and governed by and construed  under the internal  laws of the State of Delaware,  without  regard to any  otherwise  applicable  principles of conflicts of laws.

Section 5.        Effectiveness.  This  Supplement  shall  become  effective  upon  execution  and delivery of this
Supplement by each of the parties hereto.

Section 6.        Counterparts.  This  Supplement  may  be  executed  in  any  number  of  counterparts  and by the different  parties  hereto  in  separate  counterparts  each of which  when so  executed  shall be  deemed to be an original, and all taken together shall constitute one and the same agreement.

                                                      * * * *

         IN WITNESS WHEREOF,  Harco Leasing,  the General Interest Trustee,  the Portfolio Interest Trustee and the
Delaware  Trustee have caused this  Supplement to be duly executed by their  respective  officers,  thereunto  duly authorized, all  as of the day and year first above written.

                                                    HARCO LEASING COMPANY, INC.

                                                    By:      /s/ A.J. Cederoth
                                                    Name:  A.J. Cederoth
                                                    Title:    Vice President and Treasurer

                                                    BANK ONE, NATIONAL ASSOCIATION,
                                                    as General Interest Trustee and Portfolio Interest Trustee

                                                    By:    /s/ Janice Rotunno
                                                    Name:  Janice Rotunno
                                                    Title:    Vice President

                                                    BANK ONE DELAWARE, INC.
                                                    as Delaware Trustee

                                                    By:    /s/ Janice Rotunno
                                                    Name:  Janice Rotunno
                                                    Title:    Vice President

Supplement to Indenture - Final.doc

                                                     SUPPLEMENT NO. 2 TO INDENTURE

         This SUPPLEMENT NO. 2 TO INDENTURE,  dated as of July 31, 2002 (this  "Supplement"),  is by and among Truck Retail  Instalment
Paper Corp. (the "Issuer") and The Bank of New York, a New York banking  corporation,  as Indenture  Trustee (as indenture  trustee and not in its  individual  capacity,  the "Indenture  Trustee").  Capitalized  terms used but not otherwise  defined herein shall have the meaning ascribed to such terms in the Indenture (hereinafter defined).

                                                               RECITALS

         WHEREAS,  the Issuer and Indenture  Trustee entered into the Indenture,  dated October 16, 2000, as supplemented by the Series
2000-1  Supplement  to the  Indenture,  dated  October 16, 2000,  between the Issuer and the  Indenture  Trustee  (the "Series  2000-1
Supplement"),  as further  supplemented  by Supplement No. 1 to Indenture,  dated as of July 24, 2001  ("Supplement  No. 1"), among the
Issuer and the Indenture Trustee (as amended and supplemented, the "Indenture");

         WHEREAS,  the  parties  hereto  wish to  supplement  and  amend the  Indenture  to cure an  ambiguity  in the  definitions  of
"Receivable Sale Closing  Conditions,"  "Series 2000-1 Loss Reserve Specified Balance" and "Reserve Account Trigger Event," and correct one aspect of the  definition of "Series 2000-1 Loss Reserve  Specified  Balance" that is  inconsistent  with other terms in the Series
2000-1 Supplement, in each case, pursuant to Section 9.1(a)(ii) or (vi) of the Indenture;

         WHEREAS, the Indenture Trustee is authorized by an Issuer Order to enter into this Supplement; and

         WHEREAS, the Issuer has provided prior notice of its intention to enter into this Supplement to the Ratings Agencies.

                                                              AGREEMENTS

         NOW, THEREFORE,  in consideration of the premises and for other good and valuable  consideration,  the receipt and sufficiency of which are hereby  acknowledged,  the parties  hereby  agree,  for the equal and  proportionate  benefit of all Holders of the Series
2000-1 Notes, as follows:

Section 1.        Amendments to Definitions.

(a)      The definition of "Series  2000-1 Loss Reserve  Specified  Balance" set forth in Article I(a) of the Series 2000-1  Supplement is hereby amended and restated as follows:

                  "'Series 2000-1 Loss Reserve Specified Balance" means, as of any date of determination, the lesser of

(i)      the Series Aggregated  Discounted Asset Balance with respect to the Series 2000-1 Notes on such date and

(ii)     the greatest of

(a)      the product of (1) the Required  Reserve  Percentage as of the most recent Reference Date for which the data used to determine such  percentage is available and has been  distributed  to the Series 2000-1  Holders and (2) such Series  Aggregate
         Discounted Asset Balance, and

(b)      the product of (1) the Required  Floor  Percentage as of the most recent  Reference  Date for which the data used to determine such  percentage  is available  and has been  distributed  to the Series  2000-1  Holders and (2) the highest  Series
         Aggregate  Discounted Asset Balance with respect to the Series 2000-1 Notes since the date of the most recent sale of
         Receivables by the Issuer;

         provided,  however,  that if a Reserve  Account  Trigger  Event has occurred  and is  continuing  on such date,  each percentage in clauses (ii)(a)(1) and (ii)(b)(1) above shall equal the sum of 3.00% and such percentage."

(b)      The  definition of the term "Reserve  Account  Trigger  Event" set forth in Article I(a) of the Series 2000-1  Supplement  and amended by Supplement No. 1 is hereby amended and restated as follows:

         "'Reserve  Account  Trigger Event" shall occur if, as the date of  determination  thereof,  an Aged Pool Period is in effect on such date and (i) the Issuer Net Loss  Percentage as of the most recent  Reference  Date for which the data used to determine such percentage is available and has been  distributed to the Series 2000-1 Holders exceeds 1.5% or
         (ii) the average of the Issuer  Delinquency  Percentages for the three most recent Monthly Periods for which the data used to determine such percentages is available and has been distributed to the Series 2000-1 Holders exceeds 2.0%."

(c)      The  definition  of the term  "Receivable  Sale Closing  Conditions"  set forth in Article I, Section 1.1 of the  Indenture is hereby amended by deleting the words "the  application of the proceeds of such sale" in the last line of clause (b) of such  definition and replacing such words with "such sale of Receivables."

Section 2.        Instruments  to be Read  Together.  This  Supplement  is an  indenture  supplement  to and in  implementation  of the
Indenture.  The Indenture, the Series 2000-1 Supplement, Supplement No. 1, and this Supplement, shall henceforth be read together.

Section 3.        Confirmation.  The  Indenture,  as amended and  supplemented  by this  Supplement,  is in all respects  confirmed and preserved.

Section 4.        Governing  Law.  This  Supplement  shall be construed in accordance  with the laws of the State of Illinois,  without reference to its conflict of law  provisions,  except that the  obligations,  rights and remedies of the  Indenture  Trustee  hereunder shall be  determined  in  accordance  with the  internal  laws of the State of New  York,  without  reference  to its  conflict  of law provisions.

Section 5.        Effectiveness.  This Supplement  shall become effective upon execution and delivery of this Supplement by each of the parties hereto.

Section 6.        Counterparts.  This Supplement may be executed in any number of counterparts  and by the different  parties hereto in separate  counterparts  each of which when so executed shall be deemed to be an original,  and all taken together shall  constitute one and the same agreement.

Section 7.        Indenture  Trustee Makes No  Representation.  The recitals  contained  herein shall be taken as the statements of the
Issuer and the Indenture  Trustee assumes no  responsibility  for their  correctness.  The Indenture Trustee makes no representation as to the validity or sufficiency of this Supplement.

                                                                * * * *

         IN WITNESS WHEREOF,  the Issuer and the Indenture  Trustee have caused this Supplement to be duly executed by their respective officers, thereunto duly authorized, all  as of the day and year first above written.

                                                    TRUCK RETAIL INSTALMENT PAPER CORP.

                                                    By:      /s/ A.J. Cederoth
                                                    Name:     A.J. Cederoth
                                                    Title:    Vice President and Treasurer

                                                    THE BANK OF NEW YORK,
                                                    as Indenture Trustee

                                                    By:    /s/ Erwin Soriano
                                                    Name:  Erwin Soriano
                                                    Title  Assistant Vice President

Acknowledged and Accepted:

NAVISTAR FINANCIAL CORPORATION, as Servicer

By:    /s/ A.J. Cederoth
Name:  A.J. Cederoth
Title: Vice President and Treasurer